UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NEMAURA MEDICAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEMAURA MEDICAL INC.

Advanced Technology Innovation Centre

Loughborough University Science and Enterprise Parks

5 Oakwood Drive

Loughborough, Leicestershire LE11 3QF

United Kingdom

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 15, 2020

TO THE STOCKHOLDERS OF NEMAURA MEDICAL INC.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nemaura Medical Inc., a Nevada corporation (the “Company”), will be held on May 15, 2020, at 9:00 a.m., local time, at Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom, for the following purposes:

1.	To elect five directors;
2.	To approve the Nemaura Medical Inc. 2020 Omnibus Incentive Plan;
3.	To ratify the appointment of Mayer Hoffman McCann P.C., as the Company’s independent accountants, for the fiscal year ending March 31, 2020; and
4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Dewan Fazlul Hoque Chowdhury

Dewan Fazlul Hoque Chowdhury

Chairman of the Board

Dated: April 10, 2020

NEMAURA MEDICAL INC.

Advanced Technology Innovation Centre

Loughborough University Science and Enterprise Parks

5 Oakwood Drive

Loughborough, Leicestershire LE11 3QF

United Kingdom

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on May 15, 2020

PROXY SOLICITATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Nemaura Medical Inc., a Nevada corporation (the “Company,” “Nemaura,” “we,” “our” or “us”), of proxies to be voted at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Friday, May 15, 2020, beginning at 9:00 a.m., local time, at Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom.

We will bear the costs of our solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by our directors, officers and employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share, at the close of business on March 18, 2020 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2020

The rules of the Securities and Exchange Commission (the “SEC”) allow us to make our Proxy Statement and other Annual Meeting materials available to you over the Internet. On or about April 10, 2020, we will begin mailing a notice, called the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), to our stockholders advising them that our Proxy Statement, Annual Report on Form 10-K and voting instructions can be accessed via the Internet at www.proxyvotes.com.

On or about April 10, 2020, this Proxy Statement, the accompanying proxy card and the Company’s 2019 annual report are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of March 18, 2020, the record date for the Annual Meeting, the Company had outstanding 20,808,348 shares of common stock. Each share of common stock entitles its holder to one vote.

Voting Procedures; Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided or by telephone or Internet by following the instructions on the form of proxy. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Abstentions and broker non-votes have no effect on the proposals being voted upon.

You may revoke any proxy by notifying the Company in writing at the above address, Attention: Secretary, or by voting a subsequent proxy or in person at the Annual Meeting.

Attending the Meeting

You may obtain directions to the meeting at www.nemauramedical.com or by writing to the Company at the above address, Attention: Secretary. If you attend the Annual Meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.

Required Votes

The directors under Proposal 1 will be elected by a plurality of votes cast.

Proposals 2 and 3 shall be approved upon the vote of a majority of shares entitled to vote and present in person or represented by proxy at the Annual Meeting. An abstention with respect to Proposals 2 and 3 will have the effect of a vote “AGAINST” such proposal.

The advisory votes pursuant to Proposals 3 and 4 are not binding on the Company, the Board or management. A majority of votes cast is necessary for approval of executive compensation. Abstentions and broker non-votes have no effect on Proposals 3 and 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of March 18, 2020, the record date of the Annual Meeting, by each of the Company’s directors, nominees for director, and executive officers; all executive officers and directors as a group; and each person known to the Company to own beneficially more than 5% of Company’s common stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percent of Class
Named Executive Officers and Directors:
Dewan F.H. Chowdhury Chief Executive Officer, Interim Chief Financial Officer, President and Chairman	8,753,700	42.1%

Bashir Timol Chief Business Officer, Director	2,708,210	13.0%

Timothy Johnson Director	0	0.0%

Salim Natha Director	419,390	2.0%

Thomas Moore Director	0	0.0%

All Executive Officers and Directors as a Group (five persons)	11,881,300	57.1%

Holders of 5% or more of our Common Stock:
Sufyan Ismail	2,270,525	10.9%

(1)	Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed above is c/o Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom.

(2)	The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 18, 2020, the record date of the Annual Meeting, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership of common stock as reported includes shares subject to options or warrants that are exercisable within 60 days of March 18, 2020.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board has nominated the persons identified below for election as directors, to serve until the next annual meeting at which time their successors have been elected and qualified. Directors are elected by a plurality of votes cast. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Positions with the Company	Has Served as a Director Since
Dewan Fazlul Hoque Chowdhury	46	Chief Executive Officer, Interim Chief Financial Officer, President and Chairman	December 24, 2013

Bashir Timol	44	Chief Business Officer, Director	December 24, 2013

Thomas Moore	55	Independent Director	August 3, 2017

Dr. Salim Natha	52	Independent Director	July 26, 2017

Timothy Johnson	35	Independent Director	July 17, 2017

Dewan Fazlul Hoque Chowdhury. Dr. Chowdhury has been our President, Chief Executive Officer and a member of our Board since our incorporation on January 20, 2009, and has been our Interim Chief Financial Officer since February 8, 2019. He is in charge of research and development of our core technologies, product development, innovation and commercialization. He also coordinates and oversees legal compliance; development of the company mission; policy and planning. Prior to establishing the Company, Dr. Chowdhury was the founder and CEO of Microneedle Technologies and Nemaura Pharma Limited where he played a pivotal role in the development, manufacture and launch of a microneedle device used in skin clinics, which is also currently being evaluated for skin cancer drug delivery. Dr. Chowdhury has been responsible for negotiating licensing deals for a transdermal patch to treat Alzheimer’s disease. Additionally, he was involved in negotiations for out-licensing patches to treat Parkinson’s and Hypertension, and in-licensing complementary technologies. Dr. Chowdhury originally trained as a pharmaceutical scientist and has an MSc in Microsystems and Nanotechnology from Cranfield University, and a Doctorate from the University of Oxford on nano-drug delivery. His experience in the pharmaceutical industry includes product development; manufacturing; and technical and corporate management.

Bashir Timol. Mr. Timol has been a director of the Company since December 24, 2013. He has been a director of Dermal Diagnostics Limited from October 30, 2013. On April 9, 2018, Mr. Timol was appointed to the role of Chief Business Officer. Mr. Timol possesses over 10 years’ experience in food and beverage, franchise, and logistic operations. His experience includes constructing sales contracts and having the responsibility for overseeing the key managers in the operation of a large-scale retail food chain. He has experience as an entrepreneur investing in and operating a number of retail food chains in the United Kingdom, including DIXY Chicken and Costa Coffee. Prior to joining the Company, Mr. Timol was employed as a director at SABT 1 Ltd. since March 2009 and One-E Group since January 2007. Mr. Timol holds a bachelor degree in Economics from the University of Central Lancashire, United Kingdom.

Timothy Johnson. Mr. Johnson was elected as a director of the Company in July 2017. He is currently serving in executive positions in Diagnostax advisory, EQIQ and Protech Professional. Mr. Johnson received his first class Masters of Science in Mathematics and Physics from the University of Manchester, United Kingdom.

Salim Natha. Dr. Natha was elected as a director of the Company in July 2017. He is currently practicing as an Eye Surgeon in the UK National Health Service (NHS), and is the clinical lead for a retinopathy screening programme for over 20,000 diabetics in the Ashton, Wigan and Leigh region. He has published several articles in the medical literature and is a peer reviewer for the English National Diabetic Retinopathy Screening Programme. Dr. Natha graduated with honors from the University of Liverpool Medical School.

Thomas Moore. Mr. Moore was elected as a director of the Company in August 2017. He is currently working as a management consultant, having built up three decades of experience in the accountancy and consultancy fields at leading accountancy firms, including Grant Thornton, KPMG and PricewaterhouseCoopers. He is a practicing Chartered Tax Adviser and earned his first class Bachelor of Arts in French and Russian from the University of Northumbria, United Kingdom.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None.

Director Independence

The Board has reviewed the independence of our directors, applying the independence standards of The NASDAQ Stock Market (“NASDAQ”). Based on this review, the Board determined that each of Messrs. Moore and Johnson and Dr. Natha are independent within the meaning of the NASDAQ rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Operations

Dr. Chowdhury holds the positions of Chief Executive Officer and Chairman of the Board. The Board believes that Dr. Chowdhury’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its stockholders. Dr. Chowdhury possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers. Dr. Chowdhury chairs the Board and stockholder meetings and participates in preparing their agendas. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call, plan, and chairs their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Code of Ethics

The Board has adopted a code of ethics applicable to the Company’s directors, officers, and employees. The code of ethics is available at the Company’s website, www.nemauramedical.com.

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Board Meetings & Board Committees

The Board held one meeting during the fiscal year ended March 31, 2019. During the fiscal year ended March 31, 2019, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.  The Board took action by unanimous written consent seven  times during the fiscal year ended March 31, 2019.

It is the policy of the Board that all directors should attend annual meetings of stockholders in person or by teleconference. All directors attended the 2019 annual meeting of stockholders.

Our Board has established three standing committees in connection with the discharge of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available on our website, www.nemauramedical.com. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee is comprised of our independent directors: Mr. Johnson (Chair), Mr. Moore and Dr. Natha. Mr. Johnson qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). The Audit Committee charter describes the primary functions of the Audit Committee, including the following:

•	oversee the Company’s accounting and financial reporting processes;
•	oversee audits of the Company’s financial statements;
•	discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•	review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.
•	recommend to the board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;
•	meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;
•	be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;
•	take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and
•	review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

The Audit Committee held four meetings during the fiscal year ended March 31, 2019, and did not take any action by unanimous written consent during the fiscal year ended March 31, 2019.

Audit Committee Report

With respect to the audit of the Company’s financial statements for the fiscal year ended March 31, 2019, the members of the Audit Committee:

•	Has reviewed and discussed the audited financial statements with management;

•	Has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Company’s annual report on Form 10-K for the fiscal year ended March 31, 2019.

Timothy Johnson, Chair

Thomas Moore

Salim Natha

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Compensation Committee

Our Compensation Committee consists of Dr. Natha (Chair) and Messrs. Moore and Johnson. The Compensation Committee is responsible for, among other matters:

•	Reviewing and approving, or recommending to the Board to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

•	Administering incentive and equity-based compensation;

•	Reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•	Appointing and overseeing any compensation consultants or advisors.

The Compensation Committee held one  meeting during the fiscal year ended March 31, 2019 and did not take any action by unanimous written consent during the fiscal year ended March 31, 2019.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Mr. Johnson (Chair), Mr. Moore and Dr. Natha. The Corporate Governance and Nominating Committee is responsible for, among other matters:

•	Selecting or recommending for selection candidates for directorships;
•	Evaluating the independence of directors and director nominees;
•	Reviewing and making recommendations regarding the structure and composition of our Board and the board committees;
•	Developing and recommending to the board corporate governance principles and practices;
•	Reviewing and monitoring the Company’s Code of Ethics; and
•	Overseeing the evaluation of the Company’s management.

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended March 31, 2019 and took action by unanimous written consent one time during the fiscal year ended March 31, 2019.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board

We do not currently have a procedure by which security holders may recommend nominees to the Board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

6

Stockholder Communications

Stockholders can mail communications to the Board, c/o Secretary, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), the Company’s directors, executive officers and persons who own more than 10% of our common stock are required to file with the Securities and Exchange Commission (the “SEC”), initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the fiscal year ended March 31, 2019, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act.

Executive Compensation

Fiscal 2019 Summary Compensation Table

The following table provides certain disclosure, for the fiscal years ended March 31, 2019 and 2018, regarding compensation paid to or earned by our named executive officers.

Named Executive Officer and Principal Position	Fiscal Year Ended March 31,	Salary ($)	Bonus ($)	All Other Compensation ($)	Total (S)
Dewan F.H. Chowdhury, Chief Executive Officer, Interim Chief Financial Officer and President	2019	104,208	—	1,050	105,208
	2018	106,440	—	390	106,830

Iain Anderson, Former Chief Financial Officer (1)	2019	52,178	—	737	52,915
	2018	57,938	—	297	58,235
(1)	Mr. Anderson resigned effective February 8, 2019.

Employment Agreements

Dewan F.H. Chowdhury

We entered into an employment agreement with Dr. Chowdhury on November 2, 2013. Dr. Chowdhury’s contract is for an unspecified period. He may leave the Company with notice or the Company may terminate his contract with notice. Termination may be with or without cause. Dr. Chowdhury receives an annual salary of £80,000 (approximately $104,000). Our contract with Dr. Chowdhury does not include any provision for stock options or equity incentives.

Under the executive employment agreement, Dr. Chowdhury’s annual salary was adjusted on a pro rata basis to reflect only work that was performed for Nemaura Medical Inc. The disclosure set forth in the Summary Compensation Table above reflects his pro rata compensation from April 1, 2017 through March 31, 2019.

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Iain Anderson

We did not have a written employment contract with our former Chief Financial Officer, Iain Anderson. Mr. Anderson had an annual salary of £100,000 (approximately $143,000). These amounts have been prorated for the fiscal years ended March 31, 2019 and 2018 based on actual time working for the Company. Our contract with Mr. Anderson did not include any provision for stock options or equity incentives. Mr. Anderson resigned from his position as Chief Financial Officer on February 8, 2019.

The Company has no other formal employment agreements with executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of named executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. However, it is possible the Company will enter into formal employment agreements with executive officers in the future.

Outstanding Equity Awards at 2019 Fiscal Year-End

To date, we have not granted any stock-based compensation to employees, including our named executive officers, of the Company.

Potential Payments upon Termination or Change-in-Control

None. Upon termination by us or by Dr. Chowdhury, officers shall only be entitled to receive their base salary through the date of termination.

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for the fiscal year ended March 31, 2019.

Fiscal 2019 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy Johnson	6,513	--	--	--	--	--	6,513
Salim Natha	6,513	--	--	--	--	--	6,513
Thomas Moore	6,513	--	--	--	--	--	6,513

Each of our independent directors received annual fees of £5,000 (approximately $6,513) for his service on our board of directors and committees. We currently have no plan for compensating our executive directors for services in their capacity as directors. Although we have agreements with each of our independent directors to serve on our Board, in which we provide for the grant of options, to date, no such option grants have been made.

Certain Relationships and Related Transactions

Nemaura Pharma Limited (“Pharma”), NDM Technologies Limited (“NDM”) and Black and White Health Care Limited (“B&W”) are entities controlled by Dr. Chowdhury, our Chief Executive Officer, Interim Chief Financial Officer, President, Chairman of the Board and majority shareholder.

Pharma has invoiced our subsidiaries, Dermal Diagnostics Limited (“DDL”) and Trial Clinical Limited (“TCL”), for research and development services. In addition, certain operating expenses of DDL and TCL were incurred and paid by Pharma and NDM, which have been invoiced to us.  Certain costs incurred by Pharma and NDM are directly attributable to DDL and TCL and such costs were billed to us.

Total costs charged to us by Pharma and NDM were $2,312,412 for the fiscal year ended March 31, 2019.

Following is a summary of activity between the Company and Pharma, B&W and NDM for the fiscal years ended March 31, 2019 and 2018. These amounts are unsecured, interest-free, and payable on demand.

	Fiscal Year Ended March 31,
	2019	2018
Balance due from Pharma and NDM at beginning of year	$613,818	$687,609
Amounts received from Pharma	—	145,214
Amounts invoiced by Pharma to DDL, NM and TCL (1)	2,312,412	842,739
Amounts invoiced by DDL to Pharma	(977)	—
Amounts repaid by DDL to Pharma	(1,569,496)	(1,096,767)
Amounts paid by DDL on behalf of Pharma	—	(19,889)
Amounts invoiced by B&W to DDL	2,206	—
Amounts repaid by DDL to B&W	(5,622)	—
Foreign exchange differences	(84,843)	54,912
Forgiveness of debt by a related party transferred to APIC	(302,819)	—
Net balance due to Pharma and NDM at end of the year	$964,679	$613,818

(1)	These amounts are included primarily in research and development expenses.

Policies and Procedures for Related Person Transactions

It is the Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to any of them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Mayer Hoffman McCann P.C. (“MHM”) as independent accountants for fiscal 2019 and fiscal 2020. Representatives of MHM have been invited to attend the Annual Meeting in person or by tele-conference to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

On August 1, 2018, the Company engaged MHM as its independent registered public accountant and dismissed Crowe LLP (formerly known was Crowe Horwath LLP, “Crowe”) from that role. The change in the Company’s independent registered public accountant was approved by the Company’s Audit Committee.

Crowe’s audit report on the Company’s financial statements for the fiscal year ended March 31, 2018 contained no adverse opinion or disclaimer of opinion. During the Company’s most recent fiscal year ended March 31, 2018 and for the subsequent interim period through August 1, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s most recent fiscal year ended March 31, 2018 and for the subsequent interim period through August 1, 2018, there was a “reportable event” as set forth in Item 304(a)(1)(v)(A) of Regulation S-K. Crowe advised the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist as a result of the material weaknesses described in the Company’s Annual Report on Form 10-K filed on June 12, 2018. Mr. Timothy Johnson, Chair of the Company’s Audit Committee discussed the Company’s internal controls with Crowe. The Company has not precluded Crowe from responding fully to any inquiries of MHM concerning the reportable event.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished Crowe with a copy of the Company’s current report on Form 8-K, filed with SEC on August 6, 2018, providing Crowe with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to Crowe and, if not, stating the respect in which it does not agree. A copy of Crowe’s response letter addressed to the SEC relating to such statements made by the Company was filed as an exhibit to the Company’s current report on Form 8-K/A, on August 9, 2018.

On August 1, 2018, the Company engaged MHM as the Company’s new independent registered public accounting firm effective immediately. The retention of MHM was approved by the Audit Committee. During the Company’s two most recent fiscal years ended March 31, 2018 and 2017, and for the subsequent interim period through August 1, 2018, neither the Company, nor anyone on behalf of the Company consulted with MHM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Services and Fees of Independent Accountants

The following table sets forth the aggregate fees billed to us for the fiscal years ended March 31, 2019 and 2018 by MHM, our current independent accountant, and Crowe LLP, our former independent accountant.

Fees relating to Mayer Hoffman McCann P.C.

	Fiscal Year Ended March 31,
	2019	2018
Audit Fees	$98,000	$—
Audit-Related Fees	$88,850	$—
Tax Fees	$10,000	$—
Other Fees	$—	$—
Totals	$196,850	$—

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Fees relating to Crowe LLP

	Fiscal Year Ended March 31,
	2019	2018
Audit Fees	$40,000	$106,000
Audit-Related Fees	$107,719	$—
Tax Fees	$—	$6,765
Other Fees	$—	$—
Totals	$147,719	$112,765

Audit Fees. Audit fees represent amounts billed for professional services rendered or expected to be rendered for the audit of our annual financial statements.

Audit-Related Fees. Audit-related fees represent professional services rendered or expected to be rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax Fees. Tax fees represent professional services rendered by the accounting firm for tax compliance.

Audit Committee Pre-Approval Policy

Under provisions of the Sarbanes-Oxley Act of 2002, our principal accountant may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, and the Audit Committee must pre-approve the engagement of the our principal accountant to provide audit and permissible non-audit services. The Audit Committee has not established any policies or procedures other than those required by applicable laws and regulations.

MHM leases substantially all of its personnel who work under the control of MHM shareholders from wholly owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL NO. 3:

APPROVAL OF NEMAURA MEDICAL INC. 2020 OMNIBUS INCENTIVE PLAN

On March 24, 2020, the Board approved, and proposed for stockholder approval, the 2020 Plan. A copy of the 2020 Plan is attached as Appendix I to this Proxy Statement.

The Board’s approval and recommendation of the 2020 Plan follows a review by the Compensation Committee of our existing compensation program, comparable plans at other companies and trends in long-term compensation, particularly in the industries in which we compete.

The Board believes the 2020 Plan will serve as an essential element of our compensation program and will be critical to our ability to attract and retain the highly qualified employees essential for the execution of our business strategy. The Board believes the 2020 Plan, as proposed, will (i) attract and retain key personnel, and (ii) provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measure by reference to the value of the Company’s common stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2020 Plan provides for various stock-based incentive awards, including incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards.

The 2020 Plan highlights and the summary of the material features of the 2020 Plan appearing below are qualified in their entirety by reference to the copy of the 2020 Plan attached hereto as Appendix I.

2020 Plan Highlights

Highlights of the 2020 Plan are as follows:

•	The Compensation Committee, which is comprised solely of independent directors, will administer the 2020 Plan.

•	The total number of shares of common stock authorized for issuance under the 2020 Plan is 1,000,000 shares, or approximately 4.8% of the common stock outstanding at the Record Date.

•	No non-employee director may be granted awards under the 2020 Plan during any calendar year if such awards, taken together with any cash fees paid to such non-employee director would exceed a total value of $250,000 (calculated in accordance with the terms of the 2020 Plan).

•	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant.

•	In addition to other vesting requirements, the Compensation Committee may condition the vesting of awards on the achievement of specific performance targets.

•	Unless the Company obtains shareholder approval, the 2020 Plan prohibits:

•	A material increase in the number of securities which may be issued under the 2020 Plan;

•	A material modification in the requirements for participation in the 2020 Plan;

•	An amendment or modification that would reduce the exercise price of any option or the strike price of any SAR;

•	The cancellation of any outstanding option or SAR and replacement with a new option, SAR or other award or cash payment that is greater than the intrinsic value (if any) of the canceled option or SAR.

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Material Features of the 2020 Plan

Term

If approved by the Company’s stockholders, the 2020 Plan will be effective May 15, 2020. The 2020 Plan will terminate on May 15, 2030, unless the Board terminates it earlier.

Purpose

The purpose of the 2020 Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Administration

Pursuant to the terms of the 2020 Plan, a committee of the Board or any properly delegated subcommittee, or, if no such committee or subcommittee thereof exists, the Board, shall administer the 2020 Plan. The Compensation Committee, which is comprised entirely of independent directors, administers the 2020 Plan. The Compensation Committee will have the sole and plenary authority to (i) designate participants; (ii) determine the type or types of awards; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled in, or exercised for, cash, shares of Company common stock, other securities, other awards, or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Company common stock, other securities, other awards, or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or award granted under, the 2020 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the compensation committee shall deem appropriate for the proper administration of the 2020 Plan; (ix) adopt sub-plans; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan.

The Compensation Committee may delegate its authority to administer the 2020 Plan as permitted by law, except for award grants to non-employee directors.

The Compensation Committee will have the discretion to select particular performance targets in connection with awards under the 2020 Plan. Under the 2020 Plan, performance targets are specific levels of performance of the Company (and/or subsidiaries, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with generally accepted accounting principles in the United States (“GAAP”) or on a non-GAAP basis on the specified measures, including, but not limited to:

•	debt ratings;
•	debt to capital ratio;
•	generation of cash;
•	issuance of new debt;
•	establishment of new credit facilities;
•	retirement of debt;
•	return measures (including, but not limited to, return on assets, return on capital, return on equity);
•	attraction of new capital;
•	cash flow;
•	earnings per share;
•	net income;
•	pre-tax income;
•	pre-tax pre-bonus income;
•	operating income;
•	gross revenue;
•	net revenue;
•	net margin;
•	pre-tax margin;
•	share price;
•	total stockholder return;
•	acquisition or disposition of assets;
•	acquisition or disposition of companies, entities or businesses;
•	creation of new performance and compensation criteria for key personnel;
•	recruiting and retaining key personnel;
•	customer satisfaction;
•	employee morale;
•	hiring of strategic personnel;
•	development and implementation of Company policies, strategies and initiatives;
•	creation of new joint ventures;
•	increasing the Company’s public visibility and corporate reputation;
•	development of corporate brand name;
•	overhead cost reductions; or
•	any combination of or variations on the foregoing.

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Eligibility

Employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2020 Plan.

Grants

The Compensation Committee may, from time to time, grant awards under the 2020 Plan to one or more eligible participants. All awards will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee and as set forth in any applicable award agreement, including, without limitation, attainment of performance targets, subject to the Minimum Vesting Condition (as hereinafter defined).

Maximum Shares Available

Awards granted under the 2020 Plan are subject to the following limitations: (i) no more than 1,000,000 shares of common stock (the “Absolute Share Limit”) will be available for awards under the 2020 Plan; (ii) no more than the number of shares of common stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of ISO granted under the 2020 Plan; and (iii) the maximum number of shares of common stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed a total value of $250,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

When (i) an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the option or SAR will be counted against the Absolute Share Limit as one share for every share subject to such option or SAR, regardless of the actual number of shares (if any) used to settle such option or SAR upon exercise; and (ii) an award other than an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the award will be counted against the Absolute Share Limit as two shares for every share subject to such award, regardless of the actual number of shares (if any) used to settle such award. The issuance of shares or the payment of cash upon the exercise of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the 2020 Plan, as applicable. If shares are not issued or are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.

To the extent that an award granted under the 2020 Plan or a prior plan award expires or is canceled, forfeited or terminated, in whole or in part without issuance to the holder thereof of shares of common stock to which the award or prior plan award related or cash or other property in lieu thereof, the unissued shares of common stock will again be available for grant under the 2020 Plan; provided that, in any such case, the number of shares again available for grant under the 2020 Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of prior plan award, the number of shares that would have been counted against the Absolute Share Limit if such prior plan award had been granted under this 2020 Plan) with respect to such unissued shares of common stock to which such award or prior plan award related, as determined in accordance with the terms of the 2020 Plan.

Awards may, in the sole discretion of the compensation committee, be granted under the 2020 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) will be counted against the aggregate number of shares of common stock available for awards of ISOs under the 2020 Plan. Subject to applicable stock exchange requirements, available shares of common stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for awards under the 2020 Plan and will not reduce the number of shares of common stock available for issuance under the 2020 Plan.

Minimum Vesting Condition

With respect to any award settled in shares of Company common stock, “Minimum Vesting Condition” means that vesting of (or lapsing of restrictions on) such award does not occur earlier than the first anniversary of the grant date, other than (i) in connection with a Change of Control (as defined in the 2020 Plan), (ii) as a result of a participant’s death, retirement, disability, or termination without cause (all in accordance with the terms of the 2020 Plan), or (iii) with respect to any award granted to a non-employee director; provided, however, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the 1,000,000 shares available for issuance under the 2020 Plan may be granted to any one or more eligible persons without regard to such Minimum Vesting Condition. The Minimum Vesting Condition will not prevent the Compensation Committee from accelerating the vesting of any award in accordance with any of the provisions set forth in the 2020 Plan.

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Adjustments

In the event of a merger, consolidation, reorganization, recapitalization, reorganization, stock split or dividend, or similar event affecting the common stock, the number (including limits on shares of common stock granted) and kind of shares granted under the 2020 Plan, the compensation committee will make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of the Absolute Share Limit, the number of shares of common stock or other securities of the Company that may be issued in respect of awards or with respect to which awards may be granted and the terms of any outstanding award..

Stock Options

The Compensation Committee may grant options to purchase shares of common stock under the 2020 Plan to eligible participants for such numbers of shares and having such terms as the Compensation Committee designates and consistent with the 2020 Plan. However, ISOs may only be granted to employees of the Company or its subsidiaries. The Compensation Committee will also determine the type of option granted (e.g., ISO) or a combination of various types of options. Each option granted under the 2020 Plan will be evidenced by a stock option agreement.

The exercise price for an option may not be less than 100% of the fair market value of the Company’s common stock on the date the option is granted; provided, however, that in the case of an ISO granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the exercise price will be no less than 110% of the fair market value on the grant date. A participant may pay the exercise price of an option to the Company in full at the time of exercise (i) in cash and/or shares of Company common stock, or (ii) by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation, by means of a broker-assisted cashless exercise.

Options will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee; provided, however, that the Compensation Committee may, in its sole discretion, accelerate the vesting of any options at any time and for any reason. Options will expire on a date determined by the Compensation Committee, not to exceed 10 years from the grant date. In the case of an ISO granted to a participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the ISO may not expire more than five years from the grant date.

The stock option agreement will set forth the extent to which the grantee will have the right to exercise an option following termination of employment or service.

Stock Appreciation Rights

The Compensation Committee may grant SARs under the 2020 Plan to eligible participants having such terms as the Compensation Committee designates and consistent with the 2020 Plan. Each SAR granted under the 2020 Plan will be evidenced by a SAR agreement. Any option may include tandem SARs. The Compensation Committee also may award SARs independent of any option.

The strike price for a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date the SAR is granted. Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an option previously granted will have a strike price equal to the exercise price of the corresponding option. Upon exercise of a SAR, the Company will pay to the participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the fair market value of one share of the Company’s common stock on the exercise date over the strike price, less an amount equal to any taxes required to be withheld. The Company will pay such amount in cash, in shares of Company common stock, or any combination thereof, as determined by the Compensation Committee. Any fractional shares will be settled in cash.

A SAR granted in connection with an option will become exercisable and will expire according to the same vesting schedule and expiration provisions as the corresponding option. A SAR granted independent of an option will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee; provided, however, that the Compensation Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs will expire on a date determined by the Compensation Committee, not to exceed 10 years from the grant date.

The SAR agreement will set forth the extent to which the grantee will have the right to exercise a SAR following termination of employment or service.

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Restricted Stock and Restricted Stock Units

The Compensation Committee may grant shares of restricted stock under the 2020 Plan to eligible participants in such amounts and upon such terms as the Compensation Committee determines and consistent with the 2020 Plan. Each restricted stock option granted under the 2020 Plan will be evidenced by a stock option agreement. In lieu of or in addition to any restricted stock awards, the Compensation Committee may granted restricted stock units (“RSUs”) to any eligible participant, subject to the terms and conditions being applied to such awards as if those awards were for restricted stock and subject to such other terms and conditions as the Compensation Committee may determine. Each RSU will have an initial value that is at least equal to the fair market value of a share of the Company’s common stock on the grant date. RSUs may be paid at such time as the Compensation Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, in shares of common stock, or a combination thereof, as determined by the Compensation Committee in its discretion.

The Compensation Committee will impose such conditions and/or restrictions on any shares of restricted stock as the Compensation Committee may determine, including, without limitation, a requirement that participants pay a stipulated purchase price for each shares of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing shares of restricted stock in its possession, or provide for appropriate notations on any shares recorded in book entry form, until such time as all conditions and/or restrictions applicable to such shares have been satisfied.

Restricted stock that has not yet been forfeited or canceled will become freely transferable (subject to any restrictions under applicable securities laws) after the last day of the applicable restriction period.

Participants holding shares of restricted stock may be granted full voting rights with respect to those shares during the restriction period. During the restriction period, participants holding shares of restricted stock may be credited with regular cash dividends paid with respect to such shares while they are so held. The Compensation Committee may apply any restrictions to the dividends that the Compensation Committee deems appropriate.

The restricted period with respect to restricted stock and RSUs will lapse in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee; provided, however, that the Compensation Committee may, in its sole discretion, accelerate the vesting of any options at any restricted stock or the lapsing of any applicable restricted period at any time and for any reason.

The terms and conditions with respect to treatment of restricted stock or RSUs, as applicable, termination of employment or service will be determined by the Compensation Committee and reflected in the applicable award agreement.

Upon the expiration of the restricted period with respect to any shares of restricted stock, the restrictions set forth in the applicable restricted stock agreement will be of no further force or effect with respect to such shares, except as set forth in the applicable restricted stock agreement.

Unless otherwise provided by the Compensation Committee in an award agreement or otherwise, upon the expiration of the restricted period with respect to any outstanding RSUs, the Company will issue to the participant or the participant’s beneficiary, without charge, one share of Company common stock (or other securities or other property, as applicable) for each such outstanding RSU; provided, however, that the Compensation Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of common stock in lieu of issuing only shares of common stock or (B) defer the issuance of shares of common stock (or cash or part cash and part shares of common stock, as the case may be) beyond the expiration of the restricted period if such extension would not cause adverse tax consequences under Section 409A of the Code.

Other Equity-Based Awards and Other Cash-Based Awards

The Compensation Committee may grant other equity-based awards and other cash-based awards under the 2020 Plan to eligible persons, alone or in tandem with other awards, in such amounts and dependent on such conditions as the Compensation Committee shall from time to time in its sole discretion determine. Each other equity-based award will be evidenced by an award agreement and each other cash-based award will be evidenced in such form as the Compensation Committee may determine from time to time.

15

Qualified Performance-Based Awards

Restricted stock and RSUs granted to officers and employees of the Company or its subsidiaries may be granted with the intent that the award satisfy the performance-based exception (any such award intended to satisfy the performance-based exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the performance targets set forth in the 2020 Plan.

The performance period applicable to any Qualified Performance-Based Award may not be less than three months nor more than 10 years. To satisfy the performance-based exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals must be established and approved by the Compensation Committee during the first 90 days of the applicable performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Before any Qualified Performance-Based Award is paid and to the extent applicable to satisfy the performance-based exception, no payment under such award will be made prior to the time that the Compensation Committee certifies in writing that the performance measure has been achieved.

As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Compensation Committee’s authority to grant new Qualified Performance-Based Awards will terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the 2020 Plan becomes effective, subject to any subsequent extension that may be approved by the Company’s stockholders.

Dividends and Voting Rights

Participants awarded stock options, SARs and RSUs will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares. Participants receiving restricted stock will have voting rights with respect to such shares and may be credited with regular cash dividends paid with respect to such shares while they are so held.

Transferability

Awards granted under the 2020 Plan generally will be transferable only by will or the applicable laws of descent and distribution. In certain limited circumstances, the Compensation Committee may authorize stock options, other than ISOs, to be transferred to family members or trusts controlled by family members of the participant. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2020 Plan at any time. However, the Board may not, without further approval of the Company’s stockholders, amend the 2020 Plan to:

•	materially increase the number of shares of stock subject to the 2020 Plan; or

•	materially modify the requirements for participation in the 2020 Plan if it would materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award;

The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award. However, the Compensation Committee may not, without further approval of the Company’s stockholders:

•	reduce the exercise price of any option or the strike price of any SAR;

•	cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value (if any) of the canceled option or SAR; or

•	take any action that is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the Company’s securities are listed or quoted.

Federal Income Tax Effects of the 2020 Plan

The federal income tax consequences applicable to the Company in connection with ISOs, NQSOs, SARs, restricted stock, RSUs and performance awards are complex and depend, in large part, on the surrounding facts and circumstances. A participant should consult with his or her tax advisor regarding the taxation of awards under the Plan. Under current federal income tax laws, however, a participant will generally recognize income with respect to grants of stock options, SARs, restricted stock, RSUs and performance awards as described below.

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Stock Options

Stock options may be granted in the form of ISOs or NQSOs. ISOs are eligible for favorable tax treatment under the Code. To meet the Code requirements, the maximum value of ISOs that first become exercisable in any one year (determined as of the dates of grants of the ISOs) is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of an ISO or NQSO. At the time of exercise of a NQSO, the holder realizes compensation income in the amount of the difference between the grant price and the fair market value of the Company stock on the date of exercise multiplied by the number of shares for which the option is exercised. At the time of exercise of an ISO, no compensation income, however, is recognized but the difference between the grant price and the fair market value of the Company’s common stock on the date of exercise multiplied by the number of shares for which the option is exercised is an item of tax preference which may require the payment of alternative minimum tax. The tax basis for determining capital gain or loss from the sale of stock acquired pursuant to a NQSO is the fair market value of the stock or the date of exercise. If the shares acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price is taxed as capital gains. If the shares acquired on exercise of an ISO are disposed of, including disposition by gift, within two years after grant or one year of exercise, the holder realizes compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized are taxed as capital gains. The Company generally is entitled to a deduction under the Code at the time and equal to the amount of compensation income realized by the holder of an option under the 2020 Plan.

Compensation income recognized by the exercise of NQSOs is subject to Federal Insurance Contributions Act (“FICA”) and Medicare taxes when the optionee is an employer and self-employment tax when the optionee is a director. Compensation income realized upon the premature disposition of stock acquired pursuant to an ISO is not subject to FICA and Medicare taxes.

SARs and RSUs

SARs are taxed on the date of exercise and RSUs are taxed on the date of vesting. A participant is taxed on the amount he or she is paid upon exercise of an SAR or vesting of an RSU. The Company accrues a corresponding deduction. The amount taxed is also subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director.

Restricted Stock

Participants recognize as taxable income the fair market value of restricted stock on the date the restriction period ends. The amount taxed is subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director. The Company is entitled to a corresponding tax deduction at the same time. Dividends paid during the restricted period are taxable compensation/income to the participant and are deductible by the Company. The value of the stock on the date the restriction period ends becomes the participant’s tax basis for determining subsequent capital gain or loss on the sale of the stock. A participant may elect to have the fair market value of restricted stock taxed to him or her at the time of grant. In this event, the participant recognizes no income when the restrictions lapse. The participant’s tax basis in the stock, for determining capital gain or loss upon the subsequent sale of the stock, is the fair market value of the stock on the date of grant. In this event, the Company accrues a tax deduction equal to the amount of income recognized by the participant on the grant date, and the participant does not accrue a tax deduction or benefit in the event the stock is subsequently forfeited.

Performance Awards

Cash payments pursuant to performance awards are taxable as compensatory income to a participant when it is paid and the Company accrues a corresponding income tax deduction in this amount. The amount taxed is subject to FICA and Medicare taxes.

Code Section 162(m)

Section 162(m) of the Code limits the deductibility by the Company of compensation paid to the CEO and the other four most highly compensated executives. Section 162(m) of the Code provides an exception to this deduction limitation for certain “qualified performance-based compensation.” Payments or grants under the 2020 Plan are intended to qualify as “qualified performance-based compensation” under the Code and applicable regulations.

Code Section 280G and 4999

A 20% excise tax is imposed under Code Section 4999 on participants who receive certain payments in connection with a change of control of the Company and the Company cannot deduct such payments. It is possible that the value of accelerated vesting and lapse of restrictions on 2020 Plan awards could constitute change of control payments and that (i) the value of the acceleration could be subject to the excise tax, (ii) this could cause other Company change of control payments to be subject to the tax, and (iii) in this event, the Company would not be able to deduct these items for income tax purposes.

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New Plan Benefits

As of the date of this Proxy Statement, approximately 5 employees, three non-employee directors and four independent contractors eligible to participate in the 2020 Plan. The benefits or amounts that the Company’s Chief Executive Officer, the other named executive officers, other employees or non-employee directors may receive under the 2020 Plan are not determinable because all benefits or amounts are at the discretion of the Compensation Committee.

To date, the Company has not granted any stock-based compensation awards to employees, including officers, or non-employee directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have not adopted an equity compensation plan.

Vote Required for Approval

The affirmative vote of a majority of the shares entitled to vote on this proposal and present in person or represented by proxy at the Annual Meeting is required to approve the 2020 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2020 PLAN

OTHER INFORMATION

Our 2019 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the Annual Meeting, upon written request to Chief Executive Officer, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom.

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this Proxy Statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. We will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Chief Executive Officer, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.

Other Matters to Be Presented at the Annual Meeting

We do not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by the us no later than November 25, 2020.

By Order of the Board of Directors,

/s/ Dewan Fazlul Hoque Chowdhury

Dewan Fazlul Hoque Chowdhury

Chairman of the Board

April 10, 2020

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Nemaura Medical Inc.

2020 Omnibus Incentive Plan

1.	Purpose. The purpose of the Nemaura Medical Inc. 2020 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.
2.	Definitions. The following definitions shall be applicable throughout the Plan.
(a)	“Absolute Share Limit” has the meaning given to such term in Section 5(b).
(b)	“Adjustment Event” has the meaning given to such term in Section 12(a).
(c)	“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.
(d)	“Applicable Requirements” means the requirements for equity compensation plans or any Award or Award Agreement under: (i) federal corporate, employee benefits, employment, executive compensation, and securities Laws; (ii) the Code; (iii) state corporate, employee benefits, employment, executive compensation, securities, and Tax Laws; (iv) the rules of any Securities Market on which the Shares are traded; and (v) the laws of any foreign jurisdiction.
(e)	“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, and Other Cash-Based Award granted under the Plan.
(f)	“Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.
(g)	“Board” means the Board of Directors of the Company.
(h)	“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, a Participant’s (i) substantial failure or refusal to perform the duties or responsibilities of the Participant’s job as required by the Service Recipient; (ii) material violation of any fiduciary duty owed to the Service Recipient or any other member of the Company Group; (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony; (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior; (v) dishonesty; (vi) theft; (vii) material violation of Company rules or policy; or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Service Recipient or any other member of the Company Group, their Affiliates, or their respective employees. The Committee, in its sole and absolute discretion, shall determine Cause.
(i)	“Change in Control” means:
(i)	The consummation of a sale or other disposition of all or substantially all of the assets of the Company;
(ii)	The consummation of a merger or consolidation of the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation’s voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in substantially the same proportion as such holders’ ownership of Common Stock immediately before the merger or consolidation;

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(iii)	the date any Person (other than (A) the Company or any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (B) any Person who, on the Effective Date, shall have been the beneficial owner of at least 15% of the outstanding Common Stock) shall have become the beneficial owner of, or shall have obtained voting control over, more than 50% of the outstanding shares of Common Stock; or
(iv)	the first day after the Effective Date when directors are elected such that a majority of the Board shall have been members of the Board for less than 24 months, unless the nomination for election of each new director who was not a director at the beginning of such 24-month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.
(j)	“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.
(k)	“Committee” means a committee of the Board or any properly delegated subcommittee, to administer the Plan, or, if no such committee or subcommittee thereof exists, the Board.
(l)	“Common Stock” means the common stock of the Company, par value $0.0001 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
(m)	“Company” means Nemaura Medical Inc., a Nevada corporation, and any successor thereto.
(n)	“Company Group” means, collectively, the Company and its Subsidiaries.
(o)	“Contractor” means any Person, other than an Employee or Director, that performs services as an independent contractor to the Company or any other member of the Company Group, provided, however, that a “Contractor” does not include a Person that performs services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or that promotes or maintains a market for the Company’s securities.
(p)	“Date of Grant” or “Grant Date” means the date on which the Company or applicable member of the Company Group completes the corporate action necessary to create the legally binding right in the Participant to the Award, provided, however, that a corporate action is not complete until the date on which the maximum number of Shares that can be purchased or received under the Award is fixed or determinable, the minimum exercise or purchase price is fixed or determinable, and the class of stock subject to the Award and the Participant’s identity are designated, and, for Incentive Stock Options that are granted on the condition that an individual will become an Employee of the Company or a member of the Company Group, the Grant Date will not be before the date that the individual becomes an Employee.
(q)	“Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.
(r)	“Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s status as a Contractor, Director or Employee for Cause; (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.
(s)	“Director” means a member of the Board, or the board of directors or other governing body of any member of the Company Group.

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(t)	“Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment, consulting or service agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment, consulting or service agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the position at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion.
(u)	“Effective Date” means the date the Company’s stockholders approve the Plan.
(v)	“Eligible Person” means any (i) Contractor, (ii) Director or (iii) Employee to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.
(w)	“Employee” means a common law employee of the Company or any other member of the Company Group, provided, however, that an Employee does not include any person who is: (i) classified by the Company or any other member of the Company Group as working on discrete projects; (ii) classified by the Company or any other member of the Company Group as an independent contractor, as evidenced by its action in not withholding taxes from his or her compensation, without regard to whether the individual is a common law employee; (iii) working for an organization that provides goods or services (including without limitation temporary employee services) to the Company or any other member of the Company Group and whom the Company or member does not regard to be its common law employee, as evidenced by its action in not withholding taxes from his or her compensation, without regard to whether the individual is a common law employee; (iv) a leased employee of the Company or any other member of the Company Group as contemplated under Code Section 414(n); or (v) included in a unit of employees covered by a collective bargaining agreement (as so determined by the Secretary of Labor) between employee representatives and the Company or any other member of the Company Group.
(x)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(y)	“Exercise Price” has the meaning given to such term in Section 7(b).
(z)	“Fair Market Value” means, as of any date, the fair market value of a Share determined as follows and subject to the following provisions:
(i)	If the Shares are: (A) listed on any established stock exchange or a national market system, by the closing price of a Share on the date of determination as quoted on the exchange or system and as reported in The Wall Street Journal, provided, however, that if sales were not so reported for that date, then by the closing bid on that date as quoted on the exchange or system and as reported in The Wall Street Journal, or if not so reported, as reported in such other source as determined by the Committee or Board in its reasonable discretion; or (B) regularly quoted by a recognized securities dealer but selling prices are not reported for the date of determination, by the arithmetic mean of the high bid and low asked prices for the Shares on the last market trading day before the date of determination; or
(ii)	if the Committee or Board in its reasonable discretion determines that the Shares are not readily tradable on a Securities Market, by one of the following methods that the Committee or Board in its exclusive discretion determines is appropriate:

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(A)	an independent written appraisal that satisfies the requirements of Code Section 401(a)(28)(C) as of a date within twelve months before the date of the action for which the appraisal is used (e.g., the Grant Date of an Award) (the “Appraisal”), provided, however, that if the Committee or Board in its reasonable discretion determines that the Appraisal does not reflect information available after the date of the Appraisal that may materially affect the Company’s value, then the Committee or Board shall determine Fair Market Value by a new Appraisal; or
(B)	the reasonable application of a reasonable valuation method that takes into consideration in applying its methodology all available information Material to the Company’s value.
(iii)	The Committee or Board in its exclusive discretion may use a different valuation method for each separate action for which a valuation is relevant as long as a single valuation method is used for each separate action. Once an exercise price or amount to be paid has been established, the Committee and Board shall not change the exercise price or amount to be paid through the retroactive use of another valuation method. Notwithstanding the foregoing provisions of this section 2.(dd)(iii), when after the Grant Date, but before the date of exercise of the Option or SAR, the Shares become readily tradable on a Securities Market, the Committee and Board shall use the valuation method in Section 2.(z)(i) to determine the amount of the payment on the date of exercise or purchase of the Shares.
(iv)	(iv) Shares are treated as readily tradable on a Securities Market if they are regularly quoted by brokers or dealers making a market in the Shares.
(aa)	“GAAP” has the meaning given to such term in Section 7(d).
(bb)	“Immediate Family Members” has the meaning given to such term in Section 14(b).
(cc)	“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(dd)	“Indemnifiable Person” has the meaning given to such term in Section 4(e).
(ee)	“Law” means: (i) an administrative decision on which Persons other than those to whom the decision was issued can rely; (ii) a judicial decision on which Persons other than those to whom the decision was issued can rely; (iii) an ordinance or statute; (iv) a regulation or rule; or (v) any combination of the items under clauses (i) to (iv).
(ff)	“Material” means a level of importance that would have affected the decision of a reasonable person in the position of the Person subject to the provision of the Plan requiring that the act, omission, or event be Material. An act, omission, or event that is Material is also Significant.
(gg)	“Minimum Vesting Condition” means, with respect to any Award settled in Shares, that vesting of (or lapsing of restrictions on) such Award does not occur earlier than the first anniversary of the Date of Grant, other than (i) in connection with a Change in Control; (ii) as a result of a Participant’s death, retirement or Disability or Termination by the Service Recipient without Cause; or (iii) with respect to any Award granted to a Non-Employee Director; provided, however, that notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Absolute Share Limit may be granted to any one or more Eligible Persons without regard to such Minimum Vesting Condition. The Minimum Vesting Condition will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.
(hh)	“Non-Employee Director” means a member of the Board who is not an Employee.
(ii)	“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(jj)	“Option” means an Award granted under Section 7.
(kk)	”Option Period” has the meaning given to such term in Section 7(c).

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(ll)	“Other Cash-Based Award” means an Award that is granted under Section 10 that is denominated and/or payable in cash.
(mm)	“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit that is granted under Section 11 and is (i) payable by delivery of Shares and/or (ii) measured by reference to the value of Shares.
(nn)	“Participant” means an Employee, Director, or Contractor of the Company or any other member of the Company Group who receives an Award, or any Person who holds an outstanding Award.
(oo)	“Performance Targets” means the attainment of specific levels of performance of the Company (and/or one members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on the specified measures, including, but not limited to: (i) debt ratings; (ii) debt to capital ratio; (iii) generation of cash; (iv) issuance of new debt; (v) establishment of new credit facilities; (vi) retirement of debt; (vii) return measures (including, but not limited to, return on assets, return on capital, return on equity); (viii) attraction of new capital; (ix) cash flow; (x) earnings per share; (xi) net income; (xii) pre-tax income; (xiii) pre-tax pre-bonus income; (xiv) operating income; (xv) gross revenue; (xvi) net revenue; (xvii) net margin; (xviii) pre-tax margin; (xix) share price; (xx) total stockholder return; (xxi) acquisition or disposition of assets; (xxii) acquisition or disposition of companies, entities or businesses; (xxiii) creation of new performance and compensation criteria for key personnel; (xxiv) recruiting and retaining key personnel; (xxv) customer satisfaction; (xxvi) employee morale; (xxvii) hiring of strategic personnel; (xxiii) development and implementation of Company policies, strategies and initiatives; (xxix) creation of new joint ventures; (xxx) increasing the Company’s public visibility and corporate reputation; (xxxiii) development of corporate brand name; (xxxi) overhead cost reductions; or (xxxii) any combination of or variations on the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Targets may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Performance Targets may be based on the Participant’s attainment of business objectives with respect to any of the criteria set forth in this Section 2(oo), or implementing policies and plans, negotiating transactions, developing long-term business goals or exercising managerial responsibility.
(pp)	“Permitted Transferee” has the meaning given to such term in Section 14(b).
(qq)	“Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(rr)	“Plan” means this Nemaura Medical Inc. 2020 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.
(ss)	“Prior Plans” means any prior plans generally operating and covering matters similar to this Plan.
(tt)	“Prior Plan Award” means an equity award granted under either of the Prior Plans which remains outstanding as of the Effective Date.
(uu)	“Qualifying Director” means a Person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(vv)	“Qualified Performance Based Award” shall have the meaning ascribed to said phrase in Section 11.
(ww)	“Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 9 hereof.

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(xx)	“Restricted Stock” means Shares, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.
(yy)	“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.
(zz)	“SAR Period” has the meaning given to such term in Section 8(c).
(aaa)	“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(bbb)	“Securities Market” means: (i) a national securities exchange that is registered under Section 6 of the Exchange Act; (ii) a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a Government Body; or (iii) any over-the-counter market that uses an interdealer quotation system. An interdealer quotation system is any system of general circulation to brokers and dealers that regularly disseminates quotations of stocks and securities by identified brokers or dealers, other than by quotation sheets that are prepared and distributed by a broker or dealer in the regular course of business and that contain only quotations of that broker or dealer.
(ccc)	“Service Recipient” means, with respect to a Participant, the member of the Company Group for whom services are performed, or prior to a Termination were most recently performed, by said Participant and with respect to whom the legally binding right to compensation arises, and all Persons with whom such Person would be considered a single employer under IRC §414(b)-(c).
(ddd)	“Share” means a share of Common Stock and “Shares” means more than one share of Common Stock.
(eee)	“Significant” means important enough to merit the attention of a reasonable person in the position of the Person subject to the provision of the Plan requiring that the act, omission, or event be Significant. Significant has a lesser level of importance than Material.
(fff)	“Stock Appreciation Right” or “SAR” means an Award granted under Section 8.
(ggg)	“Strike Price” has the meaning given to such term in Section 8(b).
(hhh)	“Subsidiary” means, with respect to any specified Person:
(i)	any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii)	any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(iii)	“Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the jurisdiction of the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

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(jjj)	“Substitute Awards” has the meaning given to such term in Section 5(f).
(kkk)	“Tax” or “Taxes” means one or more of federal, state, local, and foreign employment, excise, income, and payroll taxes.
(lll)	“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or Disability).
3.	Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.	Administration.
(a)	General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)	Committee Authority. Subject to the provisions of the Plan and Applicable Requirements, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)	Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.
(d)	Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

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(e)	Indemnification. No member of the Board, the Committee, or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.
(f)	Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.	Grant of Awards; Shares Subject to the Plan; Limitations.
(a)	Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and as set forth in any applicable Award Agreement, including, without limitation, attainment of Performance Targets, subject to the Minimum Vesting Condition.
(b)	Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 and Section 5(d), no more than 1,000,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 11, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during such calendar year, shall not exceed a total value of $250,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

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(c)	Share Counting. When (i) an Option or Stock Appreciation Right is granted under the Plan, the maximum number of shares subject to the Option or Stock Appreciation Right will be counted against the Absolute Share Limit as one share for every share subject to such Option or Stock Appreciation Right, regardless of the actual number of shares (if any) used to settle such Option or Stock Appreciation Right upon exercise; and (ii) an Award other than an Option or Stock Appreciation Right is granted under the Plan, the maximum number of shares subject to the Award will be counted against the Absolute Share Limit as two shares for every share subject to such Award, regardless of the actual number of shares (if any) used to settle such Award. The issuance of shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of shares available under the Plan, as applicable. If shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.
(d)	Forfeited or Terminated Awards. To the extent that an Award granted under this Plan or a Prior Plan Award expires or is canceled, forfeited or terminated, in whole or in part, (including, without limitation, for failure to achieve service vesting and/or performance vesting conditions) without issuance to the holder thereof of shares of Common Stock to which the Award or Prior Plan Award related or cash or other property in lieu thereof, the unissued shares of Common Stock will again be available for grant under the Plan; provided, that, in any such case, the number of shares again available for grant under the Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of a Prior Plan Award, the number of shares that would have been counted against the Absolute Share Limit if such Prior Plan Award had been granted under this Plan) with respect to such unissued shares of Common Stock to which such Award or Prior Plan Award related, as determined in accordance with Section 5(c).
(e)	Source of Shares. Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase, or a combination of the foregoing.
(f)	Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.
6.	Eligibility. Participation in the Plan shall be limited to Eligible Persons.
7.	Options.
(a)	General. Each Option granted under the Plan shall be evidenced by an Award Agreement, each substantially in the form as attached hereto as Exhibit A, with such changes thereto as the Committee may deem necessary, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b)	Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)	Vesting and Expiration; Termination. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, those set forth in Section 5(a), and as set forth in any Award Agreement; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “Option Period”). Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group. The terms and conditions with respect to the treatment of Options in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.
(d)	Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an Option that is needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.
(e)	Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any share of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such share of Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any share of Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.
(f)	Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8.	Stock Appreciation Rights.
(a)	General. Each SAR granted under the Plan shall be evidenced by an Award Agreement, each substantially in the form as attached hereto as Exhibit B, with such changes thereto as the Committee may deem necessary. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)	Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)	Vesting and Expiration; Termination. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a); provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “SAR Period”). The terms and conditions with respect to the treatment of SARs in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.
(d)	Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)	Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.	Restricted Stock and Restricted Stock Units.
(a)	Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts and upon such terms as the Committee shall determine.
(b)	Restrictions.
(i)	Subject to Section 11, the Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock as the Committee may determine including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.
(ii)	The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession, or provide for appropriate notations as to any applicable conditions and/or restrictions on any such Shares recorded in book entry form, until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
(iii)	Except as otherwise provided in this Section 9, Shares of Restricted Stock that have not yet been forfeited or canceled shall become freely transferable (subject to any restrictions under applicable securities laws) by the Participant after the last day of the applicable Restriction Period.

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(c)	Voting Rights. Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares during the Restriction Period.
(d)	Dividends and Other Distributions. During the Restriction Period, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to such Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
(e)	Restricted Stock Units. In lieu of or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Section 9 being applied to such Awards as if those Awards were for Restricted Stock and subject to such other terms and conditions as the Committee may determine. Each Restricted Stock Unit shall have an initial value that is at least equal to the Fair Market Value of a Share on the Date of Grant. Restricted Stock Units may be paid at such time as the Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.
(f)	General. Each grant of Restricted Stock shall be evidenced by an Award Agreement each substantially in the form as attached hereto as Exhibit C, with such changes thereto as the Committee may deem necessary. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement each substantially in the form as attached hereto as Exhibit D, with such changes thereto as the Committee may deem necessary. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(g)	Stock Certificates and Book-Entry Notation; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.
(h)	Vesting; Termination. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a); provided, however, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or the lapsing of any applicable Restricted Period at any time and for any reason. The terms and conditions with respect to the treatment of Restricted Stock or Restricted Stock Units, as applicable, in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.
(i)	Issuance of Restricted Stock and Settlement of Restricted Stock Units.
(i)	Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall issue to the Participant or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

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(ii)	Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.
(j)	Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE NEMAURA MEDICAL INC. 2020 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN NEMAURA MEDICAL INC. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF NEMAURA MEDICAL INC.

10.	Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a). Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(c).
11.	Qualified Performance-Based Awards.
(a)	Award. Restricted Stock and Restricted Stock Units granted to officers and Employees of the Company Group (within the meaning of Code Section 424) may be granted with the intent that the award satisfy the Performance-Based Exception (any such award intended to satisfy the Performance-Based Exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Performance Targets set forth in Section 2(oo) (on an absolute or relative (including, without limitation, relative to the performance of one or more other companies or upon comparisons of any of the indicators of performance relative to one or more other companies) basis, any of which may also be expressed as a growth or decline measure relative to an amount or performance for a prior date or period) for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions, or business or operational units, or any combination of the foregoing.
(b)	Measurement Period. The Performance Period applicable to any Qualified Performance-Based Award may not be less than three (3) months nor more than ten (10) years. To satisfy the Performance-Based Exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals (“targets”) must be established and approved by the Committee during the first ninety (90) days of the applicable Performance Period (and, in the case of Performance Periods of less than one year, in no event after 25% or more of the Performance Period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.

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(c)	Performance Target Specification. The terms of a Qualified Performance-Based Award may specify the manner, if any, in which Performance Targets (or the applicable measure of performance) shall be adjusted: to mitigate the unbudgeted impact of Material, unusual or nonrecurring gains and losses; to exclude restructuring and/or other nonrecurring charges; to exclude the effects of financing activities; to exclude exchange rate effects; to exclude the effects of changes to accounting principles; to exclude the effects of any statutory adjustments to corporate tax rates; to exclude the effects of any items of an unusual nature or of infrequency of occurrence; to exclude the effects of acquisitions or joint ventures; to exclude the effects of discontinued operations; to assume that any business divested achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture or to exclude the effects of any divestiture; to exclude the effect of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company; to exclude the effects of stock-based compensation; to exclude the award of bonuses; to exclude amortization of acquired intangible assets; to exclude the goodwill and intangible asset impairment charges; to exclude the effect of any other unusual, non-recurring gain or loss, non-operating item or other extraordinary item; to exclude the costs associated with any of the foregoing or any potential transaction that if consummated would constitute any of the foregoing; or to exclude other items specified by the Committee at the time of establishing the targets.
(d)	Reservation of Discretion to Custom Tailor. The Committee will have the discretion to determine the restrictions or other limitations of the individual Qualified Performance-Based Awards including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.
(e)	Certification of Attainment. Before any Qualified Performance-Based Award is paid and to the extent applicable to satisfy the Performance-Based Exception, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been achieved. For this purpose, a resolution adopted at the Committee meeting at which the certification is made shall be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.
(f)	Duration of Authorization to Grant. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new Qualified Performance-Based Awards shall terminate upon the first meeting of the Company’s shareholders that occurs in the fifth year following the year in which the Effective Date occurs, subject to any subsequent extension that may be approved by the Company’s shareholders.
(g)	Non-Exclusivity. Options and SARs granted to any such officer or Employee of the Company or any subsidiary corporation (within the meaning of Code Section 424) may also be intended to satisfy the Performance-Based Exception, but any such Option or SAR need not satisfy the other requirements set forth above as to Qualified Performance-Based Awards. Awards not satisfying Section 162(m) of the Code are not subject to the requirements of this Section 11. Nothing in the Plan requires the Committee to qualify any Award or compensation as “performance-based compensation” under Section 162(m) of the Code.
12.	Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder unless otherwise specifically set forth in a particular Award Agreement with respect to an Award (other than Other Cash-Based Awards):
(a)	General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

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(b)	Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:
(i)	substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time (which shall not be required to be more than ten days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(ii)	subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c)	Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.
(d)	Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.
(e)	Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

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13.	Amendments and Termination.
(a)	Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation, or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted); (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or Section 11), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect an Award holder’s rights with respect to a previously granted and outstanding Award shall not to that extent be effective without the consent of the affected holder of such Award. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.
(b)	Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect an Award holder’s rights with respect to a previously granted and outstanding Award shall not to that extent be effective without the consent of the affected holder of such Award; provided, further, that without stockholder approval, except as otherwise permitted under Section 11, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the canceled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
14.	General.
(a)	Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)	Nontransferability.
(i)	Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.
(ii)	Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any Person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

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(iii)	The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan or in any applicable Award Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)	Dividends and Dividend Equivalents.
(i)	The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (A) Options or SARs or (B) unearned Awards subject to performance vesting conditions (other than or in addition to the passage of time) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 30 days after such Awards are earned and become payable or distributable).
(ii)	Without limiting the foregoing, unless otherwise provided in the Award Agreement, any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company, remain subject to the same vesting conditions as the share of Restricted Stock to which the dividend relates and shall be delivered (without interest) to the Participant within 30 days following the date on which such restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate).
(iii)	To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable within 30 days of the date that the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).
(d)	Tax Withholding.
(i)	A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment, and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

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(ii)	Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the minimum income, employment, and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by: (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).
(iii)	The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, pursuant to an Award Agreement or otherwise, in whole or in part, any additional income, employment, and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).
(e)	Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.
(f)	No Claim to Awards; No Rights to Continued Employment or Service; Waiver. No Contractor, Director or Employee, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.
(g)	International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.
(h)	Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

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(i)	No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such Shares have been issued or delivered to such Person.
(j)	Government and Other Regulations.
(i)	The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9, the Committee may cause a legend or legends to be put on certificates representing Shares or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add, at any time, any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with Applicable Requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)	The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award), with such amount being delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.

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(k)	No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee (or its designee in accordance with Section 4(c)) in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(l)	Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(m)	Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
(o)	Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.
(p)	Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(q)	Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to contracts made and performed wholly within the State of Nevada, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.
(r)	Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

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(s)	Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(t)	Section 409A of the Code.
(i)	Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)	Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)	Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
(u)	Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
(v)	Detrimental Activity. Notwithstanding anything to the contrary contained herein, but subject to any amendment to or modification of the effectiveness of this Section 14(v) which may be agreed to by the Committee in writing with respect to a Participant, whether in an employment agreement or otherwise, if a Participant has engaged in any intentional Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:
(i)	cancellation of any or all of such Participant’s outstanding Awards; or
(ii)	forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.

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(w)	Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
(x)	Expenses; Titles and Headings; References. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References herein the particular Section shall be deemed a reference to such Section of this Plan.

***

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Exhibit A

Form of Option Award Agreement

Nemaura Medical Inc.

Option Award Agreement

This grant of an Award to purchase Shares (“Grant”) is made as of [_______________] (the “Effective Date”) by Nemaura Medical Inc., a Nevada corporation (the “Company”), under the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”), to [__________________] (the “Participant”). Under applicable provisions of the Internal Revenue Code of 1986, as amended, the Option is treated as [an incentive option][a non-qualified option].

By signing this cover sheet, you hereby accept the Option (as defined below) and agree to all of the terms and conditions described herein and in the Plan.

Participant Name: _______________________

Signature: ____________________________

NEMAURA MEDICAL INC.

By: _________________________

Name: _______________________

Title: ________________________

This is not a stock certificate or a negotiable instrument. This grant of Option is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE OPTIONS GRANTED TO YOU.

***

A-1

1.	Grant. As of the Effective Date, the Company granted to the Participant an option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of [________________] shares of the Company’s Common Stock, par value $0.0001 per share, (the “Option Shares”), at the purchase price of $[____________] per share (the “Option Price”). The Participant shall have the cumulative right to exercise the Option, and the Option is only exercisable, with respect to the following number of Option Shares on or after the following dates:
Date	Number of Shares Vested and Which May be Acquired

The Committee may, in its sole discretion, accelerate the date on which the Participant may purchase Option Shares.

2.	Term. The Option granted hereunder shall expire in all events at 5:00 p.m., Eastern time on [______________], unless sooner terminated as provided in in this Section 2.
(a)	Voluntary Termination or Dismissal for Cause. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall immediately terminate upon termination of the Participant’s employment with the Company and its Affiliates (as defined below) if (i) Participant voluntarily terminates his or her employment with the Company and its Affiliates or (ii) the Participant is dismissed from employment with the Company and the Committee (as defined below) finds, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant was dismissed for Cause (as defined below). In addition to the immediate termination of the Option, if the Participant is found by the Committee to have been dismissed for Cause, the Participant shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price for such Option Shares.
(b)	Dismissal Without Cause. The Option shall terminate two (2) weeks after the Participant’s employment with the Company and its Affiliates is terminated by reason of dismissal without Cause. During such two-week period the Participant may purchase any remaining Option Shares which could have been purchased on the date Participant’s employment terminated, but may not purchase any Option Shares which would otherwise first become purchasable during such two-week period.
(c)	Disability or Death. As to any Participant who is an Employee, except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall terminate one (1) year after the Participant’s employment with the Company and/or its Affiliates is terminated by reason of the Participant’s Disability or by death. During such one year period the Participant (or, as applicable, the Participant’s heirs or legal representative) may purchase any remaining Option Shares which could have been purchased on the date Participant’s employment terminated, but may not purchase any Option Shares which would otherwise become purchasable during such one year period.
(d)	Change in Accounting Treatment. If the Committee finds that a change in the financial accounting treatment for options granted under the Plan adversely affects the Company or, in the determination of the Committee, may adversely affect the Company in the foreseeable future, the Committee may, in its discretion, set an accelerated termination date for the Option. In such event, the Committee may take whatever other action, including acceleration of any exercise provisions, it deems necessary.
(e)	Change in Control. In the event of a Change in Control (as defined in the Plan) the Option shall become immediately exercisable in full. In addition, in such event the Committee may accelerate the termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Participant. Upon the giving of any such acceleration notice, the Option shall become immediately exercisable in full.
(f)	Definitions. For purposes of this Option the term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control).

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3.	Blackout Periods. The Committee reserves the right to suspend or limit the Participant’s rights to exercise and sell Shares acquired through the exercise of Options to comply with Applicable Requirements and any Company’s insider trading policy, any applicable Law, or at any other times that it deems appropriate.
4.	General Rules. To the extent otherwise exercisable, this Option may be exercised in whole or in part except that (a) any partial exercise of this Option must be for a round lot of 100 Option Shares or a whole number multiple thereof and (b) this Option may in no event be exercised (i) with respect to fractional shares or (ii) after the expiration of the Option term for any reason under Section 2 hereof.
5.	Transfers. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option is transferable by the Participant only by will or pursuant to the laws of descent and distribution in the event of the Participant’s death, in which event the Option may be exercised by the heirs or legal representatives of the Participant. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a “qualified domestic relations order,” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a Person other than the Participant shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
6.	Method of Exercise and Payment.
(a)	Method of Exercise. When exercisable under the terms herein, the Option may be exercised by written notice, pursuant Section 10, to the Committee specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then-current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the “Act”) and current registrations under Applicable Requirements, containing the Participant’s acknowledgement, in form and substance satisfactory to the Company, that the Participant (a) is purchasing such Option Shares for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and (c) has been advised and understands that such Option Shares may not be transferred without compliance with Applicable Requirements. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased. Such exercise shall be effective upon the actual receipt by the Committee of such written notice and payment. For these purposes, the Participant shall be deemed to have made the payment required for exercise of the Option at such time as it is determined that satisfactory arrangements have been made to ensure payment of all amounts as are required to be paid by Participant in connection with the exercise of the Option.
(b)	Medium of Payment. An Participant may pay for Option Shares, and the amount of any tax withholding required under Section 6(c) below, (i) in cash, (ii) by certified check payable to the order of the Company, (iii) by means of arranging through a broker designated by the Company to have the broker remit sufficient proceeds from the sale of such Shares, (iv) by means of a net issuance (as described below), (v) by a combination of the foregoing, or (vi) by such other method as the Committee may determine to be appropriate from time to time. Furthermore, subject to the restrictions described below, payment of the Option Price of the Option Shares being purchased may be made all or in part in Shares held by the Participant for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall (1) deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the product of the Option Price and the number of Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates or (2) attest to his ownership of shares of Common Stock having a fair market value on the date of exercise at least equal to the options being exercised. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board of Directors to accept such Shares in payment of the Option Price. The Board of Directors may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate. The Participant may arrange for exercise of an Option and payment of the Option Price by means of a net issuance of Shares as described below, provided, however, that exercise by means of a net issuance shall be permitted only as follows: (x) if the Participant is an officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) at the time of exercise, then a net issuance must be approved in advance by the Committee, and (y) if the Participant is not an officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) at the time of exercise, then a net issuance must be approved in advance by the Committee or, if and to the extent the Committee so determines, the Company’s General Counsel or other officer of the Company. If a net issuance of shares is so approved and the Participant chooses to exercise in that manner, the exercise of the Option shall be treated as follows: Upon notice of exercise, the Participant shall be deemed, as of the date of exercise, to have received all of the Shares subject to the Option (or such portion of such Shares as corresponds to the portion of the Option being exercised), and shall simultaneously be deemed to have delivered back to the Company that number of such Shares as have a fair market value (determined as of the date of exercise) equal to the Option Price required to be paid on exercise of the Option (or portion being exercised) and any additional amounts required to be paid by the Participant in connection with the exercise of the Option.

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(c)	Withholding. In addition to payment of the Option Price for the Option Shares being purchased, as a condition to the issuance of Option Shares and the delivery of any certificate for such Option Shares, the Participant shall be required to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements arising in connection with the exercise of the Option. If the Company for any reason does not require the Participant to make a payment sufficient to satisfy such withholding requirements, any tax withholding payments made by the Company or any Affiliate to any federal, state or local tax authority with respect to the exercise of the Option shall constitute a personal obligation of the Participant to the Company, payable upon demand or, at the option of the Company, by deduction from future compensation payable to the Participant. In addition, at the request of the Participant, with consent of the committee (which may be unreasonably withheld), or to the extent it is determined by the Committee to be necessary or appropriate in connection with any applicable federal, state or local tax withholding obligations, the Company may withhold a portion of the Option Shares that would otherwise be issuable to the Participant on the exercise of the Option. In such event, the portion of the withholding obligation thus satisfied shall be equal to the fair market value of the Option Shares so withheld determined as of the date the Option is exercised.
7.	Adjustments on Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of issued shares of Common Stock of the Company as a result of a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Committee so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares still subject to the Option and the Option Price thereof prior to such change. For purposes of this Section 7 no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Shares.
8.	Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.
9.	Administration. The Option has been granted pursuant to, and is subject to the terms and provisions of, the Plan. All questions of interpretation and application of the Plan and the Option shall be determined by the Committee, and such determination shall be final, binding and conclusive. The Option shall not be treated as an incentive stock option (as such term is defined in section 422(b) of the Code) for federal income tax purposes unless expressly indicated as same hereupon.
10.	Notices. Any notice to be given to the Company shall be addressed to the Committee at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company or the applicable member of the Company Group with which Participant is a Service Provider as a Contractor, Director or Employee, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

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11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Contractor, Employee or Director at any time for any reason whatsoever.
12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEVADA, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEVADA PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

***

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Exhibit B

Form of Stock Appreciation Right Award Agreement

Nemaura Medical Inc.

Stock Appreciation Rights Award Agreement

Number of SARs	Grant Date	Vesting Schedule

 Strike Price: $_______________ per share of Common Stock

Nemaura Medical Inc., a Nevada corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) Stock Appreciation Rights (the “SAR”), pursuant to the terms of the attached Stock Appreciation Rights Award Agreement and the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Appreciation Rights Award Agreement and the Plan.

Participant: ___________________________

Signature: ____________________________

NEMAURA MEDICAL INC.

By: _________________________

Name: _______________________

Title: ________________________

This is not a stock certificate or a negotiable instrument. This grant of SAR is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SAR GRANTED TO YOU.

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Nemaura Medical Inc.

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

1.	SAR/Nontransferability. This Stock Appreciation Rights Award Agreement (this “Agreement”) evidences the grant to you on the Grant Date set forth on the cover page of this Agreement the Stock Appreciation Right as set forth therein (the “SAR”) under the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”). These SARs represent the right to receive, upon vesting thereof, an amount in cash equal to the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the Strike Price as set forth on the cover page hereof. This SAR will NOT be credited with dividends to the extent dividends are paid on the Common Stock of the Company. Your SAR may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the SAR be made subject to execution, attachment or similar process. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.
2.	The Plan. The SAR is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of this Agreement and the Plan as amended from time to time; provided, however, that no future amendment or termination of the Plan shall, without your consent, alter or impair any of your rights or obligations under the Plan, all of which are incorporated by reference in this Agreement as if fully set forth herein.
3.	Cash Value Determination upon Vesting and Time of Payment. Subject to the terms and conditions set forth in this Agreement, the SARs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Contractor, Director or Employee of the Company on the Date of Vesting. The payment of the value of the SARs shall be made no later than ten (10) days thereafter. The payment of amounts with respect to the SARs is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan as established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions relating to (i) rights and obligations with respect to withholding taxes, (ii) capital or other changes of the Company and (iii) other requirements of applicable law.
4.	Termination. Your right to the SARs under this Agreement, to the extent the restrictions have not lapsed, shall terminate immediately upon your termination as a Contractor, Director or Employee of the Company or another member of the Company Group if (i) Participant voluntarily terminates his, her or its status as a Contractor, Director or Employee of the Company or another member of the Company Group or (ii) the Participant is dismissed from his, her or its status as a Contractor, Director or Employee of the Company or another member of the Company Group and the Committee (as defined below) finds, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant was dismissed for Cause (as defined below). The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control).
5.	Accelerated Vesting. Your right to the SARs under this Agreement shall immediately vest as to 100% of the total number of shares covered by this grant (i) upon your termination of the Participant’s employment with the Company and its Affiliates as an Employee or Director on account of your death or permanent and Disability; (ii) upon the occurrence of a Change in Control (in the case of either subparts (i) or (ii), above, as set forth in the Plan); or (iii) upon the occurrence of a Change in Control (as defined in the Plan).
6.	Additional Forfeiture. The Committee may cancel, suspend, withhold or otherwise limit or restrict your right to any of the payments under this Agreement at any time if you (i) are not in compliance with all applicable provisions of this Agreement or the Plan or (ii) engage in any activity inimical, contrary or harmful to the interests of the Company, including, but not limited to: (A) conduct related to your service or employment for which either criminal or civil penalties against you may be sought (B) violation of any policies of the Company, including, without limitation, insider trading or anti-harassment policies or (C) participating in a hostile takeover attempt against the Company.
7.	Reservation of Right to Terminate. Neither the grant of any SARs, nor any other action taken with respect to the SARs, shall confer upon the Participant any right to continue as a Contractor, Director or Employee nor shall interfere in any way with the right of the Company or any member of the Company Group to terminate Participant in its applicable capacity as a Contractor, Employee or Director at any time except as may be expressly limited by another written agreement.
8.	No Stockholder Rights. SARs are not Shares. Neither the Participant, nor any Person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a holder of Shares.
9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

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10.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEVADA, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEVADA PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.
11.	Income Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the SARs.

***

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Exhibit C

Form of Restricted Stock Award Agreement

Nemaura Medical Inc.

Restricted Stock Award Agreement

Number of Shares	Grant Date	Vesting Schedule

Nemaura Medical Inc., a Nevada corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) shares of Restricted Stock (the “Shares”), pursuant to the terms of the attached Restricted Stock Award Agreement and the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Award Agreement and the Plan.

Participant: _____________________________

Signature: ____________________________

NEMAURA MEDICAL INC.

By: _________________________

Name: _________________________

Title: _________________________

This is not a stock certificate or a negotiable instrument. This grant of Shares is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SHARES GRANTED TO YOU.

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Nemaura Medical Inc.

RESTRICTED STOCK AWARD AGREEMENT

1.	Award. This Restricted Stock Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the shares of Restricted Stock as set forth therein (the “Shares”) under the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”). Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.
2.	Non-Transferability of the Shares. Your Shares may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Shares be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your Shares are no greater than that of other general, unsecured creditors of the Company.
3.	Vesting; Etc..
(a)	Vesting Generally. Subject to the terms and conditions set forth in this Agreement, the Shares covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Contractor, Director or Employee of the Company or a member of the Company Group on the Date of Vesting.
(b)	Retirement. If, at a time when the Participant who is an Employee could not have been terminated for Cause, the Participant voluntarily terminates his or her employment with the Company and its Affiliates on or after the attainment of either (i) age 58 and following the completion of at least ten years of service to the Company or any of its Affiliates or (ii) age 62 following the completion of at least five years of service to the Company or any of its Affiliates (“Retirement”), then the Shares shall continue to vest pursuant to the vesting schedule set forth herein as though the Participant had not voluntarily terminated employment.
(c)	Death or Disability. If, at a time when the Participant who is an Employee could not have been terminated for Cause (as defined below), the Participant terminates his or her status as an Employee due to Participant’s death or Disability, then all unvested Shares shall immediately vest.
(d)	Change in Control. In the event that the Participant’s status as an Employee following a Change in Control then all unvested Shares shall immediately vest.
(e)	Other Termination. If the Participant’s employment terminates for any reason not described above, then any Shares (and all deferred dividends paid or credited thereon) that have not vested as of the date of such termination shall automatically be forfeited and returned to the Company.
4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the Shares subject to this Agreement prior to the date the Shares are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the Shares to which such payments or distributions relate are required to be delivered under this Agreement.
5.	Delivery of Shares.
(a)	Full Vesting. Shares that vest (together with any payment due pursuant to the terms herein in respect of such Shares) shall be delivered to Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution), on or as soon as administratively practicable after, the first to occur of the following, in all cases subject to Section 5(c):
(i)	For Shares that have vested pursuant to Section 3(a) and Section 3(b), [date].

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(ii)	For Shares that have vested pursuant to Section 3(c), the date of Participant’s termination of employment due to death or Disability.
(iii)	For Shares that have vested pursuant to Section 3(d) the date of termination of Participant’s employment.
(b)	Partial Vesting. If Shares have vested pursuant to Section 3(a) and Participant’s employment with the Company or any of its Affiliates terminates for any reason (other than those set forth in Section 3(b), Section 3(c) or Section 3(d) and other than for Cause) before the date set forth in Section 5(a)(i), then, subject to Section 5(c), Shares that have vested on or before the date on which the Participant’s employment terminates (together with any payment due pursuant to Section 4 in respect of such Shares) shall be delivered to Participant on or as soon as administratively practicable after, 30 days following Participant’s last day of employment with the Company. Any Shares that have not vested on or before the date on which such Participant’s employment terminates shall be forfeited on such date, and no Shares shall be delivered nor payment made in respect of such Shares.
(c)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 5, delivery of Shares by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Committee consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).
(d)	The Company shall, without payment from Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) for the Shares, other than any required withholding taxes, as provided for in Section below, (i) deliver to Participant (or such other person) a certificate for the Shares being delivered or (ii) deliver electronically to an account designated by Participant (or such other person) the Shares being delivered, in either case without any legend or restrictions, except for such restrictions as may be imposed by the Committee, in its sole judgment, consistent with the terms of the Plan. The Company may condition delivery of the Shares upon the prior receipt from Participant (or such other person) of any undertakings which it may determine are required to assure that the Shares being delivered are being issued in compliance with federal and state securities laws. The right to any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share on the date the Share would otherwise have been delivered, as determined by the Committee.
6.	Termination for Cause. All of the Shares and Participant’s rights to receive Shares, whether or not vested, and any payment hereunder shall be forfeited if Participant is terminated from employment and the Committee (or, with respect to any Participant who is not an “officer” as defined for purposes of Section 16 of the Exchange Act, its designee) determines that the Participant was dismissed for Cause. The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control); (as defined below).
7.	Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of the Shares subject to this Agreement, except as expressly set forth in the Plan or herein.
8.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the Shares are delivered. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.
9.	Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main offices. Any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he or she is employed, or at such other address as either party hereafter may designate in writing to the other. The Company may provide any notice hereunder through electronic means, including through the Company’s equity plan administrator.

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10.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Committee may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.
11.	Grant of Shares Not to Affect Service. The grant of the Shares shall not confer upon Participant any right to continue as an employee of the Company or to serve in any other capacity for the Company or any Affiliate.
12.	Acceleration. The Committee shall have the authority to accelerate vesting in its own discretion in amounts and under circumstances where the Committee deems it equitable to do so and on conditions reasonably imposed by the Committee.
13.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.
14.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEVADA, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEVADA PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

***

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Exhibit D

Form of Restricted Unit Award Agreement

Nemaura Medical Inc.

Restricted Unit Award Agreement

Number of Restricted Stock Units	Grant Date	Vesting Schedule/Performance Period/Performance Vesting Requirements

Nemaura Medical Inc., a Nevada corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) the Restricted Stock Units (the “Restricted Stock Units” or “RSUs”), pursuant to the terms of the attached Restricted Unit Award Agreement and the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Unit Award Agreement and the Plan.

Participant: ___________________________

Signature: ____________________________

NEMAURA MEDICAL INC.

By: _________________________

Name: _______________________

Title: ________________________

This is not a stock certificate or a negotiable instrument. This grant of RSUs is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE RSUs GRANTED TO YOU.

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Nemaura Medical Inc.

RESTRICTED UNIT AWARD AGREEMENT

1.	Award. This Restricted Unit Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the Restricted Stock Units as set forth therein (the “Restricted Stock Units” or “RSUs”) under the Nemaura Medical Inc. 2020 Omnibus Incentive Plan (the “Plan”). As used herein, the term “Restricted Stock Unit” or “RSU” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding Share solely for purposes of the Plan and this Agreement. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Restricted Stock Units vest pursuant to this Award Agreement. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.
2.	Non-Transferability of the RSUs. Your RSUs may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your RSUs are no greater than that of other general, unsecured creditors of the Company.
3.	Vesting; Etc..
(a)	Vesting Generally. Subject to the terms and conditions set forth in this Agreement, the RSUs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement and subject to the satisfaction or attainment of the performance criteria set forth therein, if any, provided the Participant is employed by the Company on the date of vesting.
(b)	Retirement. If, at a time when the Participant could not have been terminated for Cause, the Participant voluntarily terminates his or her employment with the Company and its Affiliates on or after the attainment of either (i) age 58 and following the completion of at least ten years of service to the Company or any of its Affiliates or (ii) age 62 following the completion of at least five years of service to the Company or any of its Affiliates (“Retirement”), then the RSUs shall continue to vest pursuant to the vesting schedule set forth herein as though the Participant had not voluntarily terminated employment.
(c)	Death or Disability. If, at a time when the Participant could not have been terminated for Cause (as defined below), the Participant terminates his or her employment with the Company and its Affiliates due to Participant’s death or Disability, then all unvested RSUs shall immediately vest.
(d)	Change in Control. In the event that the Participant’s employment with the Company and its Affiliates is terminated following a Change in Control then all unvested RSUs shall immediately vest.
(e)	Other Termination. If the Participant’s employment terminates for any reason not described above, then any RSUs (and all deferred dividends paid or credited thereon) that have not vested as of the date of such termination shall automatically be forfeited and returned to the Company.
4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the RSUs subject to this Agreement prior to the date the RSUs are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the RSUs to which such payments or distributions relate are required to be delivered under this Agreement.
5.	Timing and Manner of Payment on RSUs.

(a)	On or as soon as administratively practical following the vesting event pursuant to this Agreement (and in all events not later than two and one-half (2 ½) months after such vesting event), the Company shall deliver to the Participant a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Shares subject to the RSU that vest on the Vesting Date, less any withholding or expenses as set forth herein, or may settle the RSU in cash via payment of the Fair Market Value of such Shares, as determined by the Committee. The Company’s obligation to deliver Shares or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Participant or other person entitled under the Plan to receive any Shares or payment with respect to the vested RSUs deliver to the Company any representations or other documents or assurances required pursuant to the Plan. The Participant shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to this Agreement or the Plan.

D-2

(b)	Partial Vesting. If RSUs have vested pursuant to Section 3(a) and Participant’s employment with the Company or any of its Affiliates terminates for any reason (other than those set forth in Section 3(b), Section 3(c) or Section 3(d) and other than for Cause) before the date set forth in Section 5(a)(i), then, subject to Section 5(c), RSUs that have vested on or before the date on which the Participant’s employment terminates (together with any payment due pursuant to Section 4 in respect of such RSUs) shall be settled to Participant on or as soon as administratively practicable after, 30 days following Participant’s last day of employment with the Company. Any RSUs that have not vested on or before the date on which such Participant’s employment terminates shall be forfeited on such date, and no Shares shall be delivered nor payment made in respect of such RSUs.
(c)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 5, delivery of Shares or other payment with respect to RSUs by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Committee consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).
(d)	The Company shall, without payment from Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) for the Shares or other payment for the RSUs, other than any required withholding taxes, as provided for herein, (i) deliver to Participant (or such other person) a certificate for any Shares being delivered or (ii) deliver electronically to an account designated by Participant (or such other person) the payment being made or the Shares being delivered, in either case without any legend or restrictions, except for such restrictions as may be imposed by the Committee, in its sole judgment, consistent with the terms of the Plan. The Company may condition delivery of Shares or payment for the RSUs upon the prior receipt from Participant (or such other person) of any undertakings which it may determine are required to assure that any Shares being delivered or payment for the RSUs being made is being completed in compliance with federal and state securities laws. If settled via the issuance of Shares, the right to any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share on the date the Share would otherwise have been delivered, as determined by the Committee.
6.	Termination for Cause. All of the RSUs and Participant’s rights to receive Shares or any payment related thereto, whether or not vested, and any payment hereunder shall be forfeited if Participant is terminated from employment and the Committee (or, with respect to any Participant who is not an “officer” as defined for purposes of Section 16 of the Exchange Act, its designee) determines that the Participant was dismissed for Cause. The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control); (as defined below.
7.

Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of any Shares pursuant to the RSUs subject to this Agreement, except as expressly set forth in the Plan or herein.

8.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the RSUs are settled. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash, or an amount in cash if the RSU is settled in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement
9.	Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main offices. Any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he or she is employed, or at such other address as either party hereafter may designate in writing to the other. The Company may provide any notice hereunder through electronic means, including through the Company’s equity plan administrator.

D-3

10.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an RSU upon any Securities Exchange or any Applicable Requirement, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such Applicable Requirements shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Committee may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.
11.	Grant of RSUs Not to Affect Service. The grant of the RSUs shall not confer upon Participant any right to continue as an employee of the Company or to serve in any other capacity for the Company or any Affiliate.
12.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.
13.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURT OF THE STATE OF NEVADA, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEVADA PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.
D-4

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/14/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials,

you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/14/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,

NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote the following: 1. Election of Directors Nominees: 01) Dewan Fazlul Hoque C. 02) Bashir Timol 03) Thomas Moore 04) Salim Natha 05) Timothy Johnson	For All [ ]	Withhold All [ ]	For All Except [ ]¨	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below. ________________________

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Approval of Nemaura Medical Inc. 2020 Omnibus Incentive Plan	[ ]	[ ]	[ ]
3. Ratification of Independent Accountants	[ ]	[ ]	[ ]
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

____________

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

NEMAURA MEDICAL, INC.

Annual Meeting of Stockholders

May 15, 2020 9:00 AM

This proxy is solicited by the Board of Directors

Dewan Fazlul Hoque Chowdhury and Bashir Timol, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Nemaura Medical Inc. that the undersigned would be entitled to vote, if personally present, at the 2020 annual meeting of stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. Election of Directors

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Dewan Fazlul Hoque Chowdhury
Bashir Timol
Thomas Moore
Salim Natha
Timothy Johnson

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2. Approval of Nemaura Medical Inc. 2020 Omnibus Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Ratification of Independent Accountants

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: ___________________________, 2020
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.